                            New Issue - April, 1998                     4/20/98

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                     1998-1

                     $736.1MM Publicly Offered Certificates
                          Sequential Pay REMIC Classes

--------------------------------------------------------------------------------------------------------------------------------
                             Initial Aggregate                                         Approx.       Approx.
                                Certificate          Approx.         Approx.          Weighted      Principal        Expected
             Ratings             Balance or          Dollar       Pass-Through        Average        Window            Final
 Class     S&P/Moody's        Notional Amount         Price           Rate             Life*         (yrs.)*         Maturity
--------------------------------------------------------------------------------------------------------------------------------
A-1         AAA/Aaa             $132,600,000          100-15          6.31%             5.09       0.09 - 8.51          8.51
--------------------------------------------------------------------------------------------------------------------------------
A-2         AAA/Aaa              463,697,739          100-30+         6.56%             9.66      8.51 - 10.01         10.01
--------------------------------------------------------------------------------------------------------------------------------
P           AAAr/Aaa                 740,853           52-11          n/a**            10.01      10.01 - 10.01        10.01
--------------------------------------------------------------------------------------------------------------------------------
X           AAA/Aaa              817,120,231            4-28+      Variable***          9.62      0.09 - 24.93         24.93
                                                                 (Interest Only)
--------------------------------------------------------------------------------------------------------------------------------
B            AA/Aa2               32,714,443          100-07+         6.56%            10.01      10.01 - 10.01        10.01
--------------------------------------------------------------------------------------------------------------------------------
C             A/A2                49,071,665           99-05+         6.56%            10.01      10.01 - 10.01        10.01
--------------------------------------------------------------------------------------------------------------------------------
D           BBB/Baa2              44,982,360           96-23+         6.56%            10.01      10.01 - 10.01        10.01
--------------------------------------------------------------------------------------------------------------------------------
E          BBB-/Baa3              12,267,916           94-11+         6.56%            10.01      10.01 - 10.01        10.01
--------------------------------------------------------------------------------------------------------------------------------
F          Not Offered            36,803,749             N/A          6.56%            12.78      10.01 - 14.84        14.84
--------------------------------------------------------------------------------------------------------------------------------
G          Not Offered             8,178,611             N/A          6.56%            15.81      14.84 - 16.68        16.68
--------------------------------------------------------------------------------------------------------------------------------
H          Not Offered            18,401,874             N/A          6.56%            18.45      16.68 - 19.51        19.51
--------------------------------------------------------------------------------------------------------------------------------
I          Not Offered             4,089,305             N/A          6.56%            19.51      19.51 - 19.51        19.51
--------------------------------------------------------------------------------------------------------------------------------
J          Not Offered            14,312,569             N/A          6.56%            20.80      19.51 - 24.93        24.93
--------------------------------------------------------------------------------------------------------------------------------
*     Assuming no prepayments (other than on the Anticipated Repayment Date, if any), modifications, losses, extensions, clean-up calls and that all Loans balloon at maturity or Anticipated Repayment Date.
--------------------------------------------------------------------------------------------------------------------------------
**    The Class P Certificates will not have a Pass-Through Rate and their holders will not be entitled to distributions of interest.
--------------------------------------------------------------------------------------------------------------------------------
***   The Pass-Through Rate on the Class X is equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans (weighted on the basis of the aggregated Stated Principal Balances of the Mortgage Loans, less the portion of the Discount Mortgage Loan allocated to the Class P Certificates), over (ii) the weighted average of the
      Pass-Through Rates of the other Certificate (other than the Class P Certificates and the Residual Certificates).
--------------------------------------------------------------------------------------------------------------------------------

CLOSING DATE:      On or about May 15, 1998.
COLLATERAL:        78 Loans: approximately 28.32% retail, 21.28% office, 19.14%
                   hotel, 17.67% multifamily, 7.33% credit lease, 4.51% mixed use, 1.46% industrial, 0.28% mobile home community.
LOAN SELLER:       The Chase Manhattan Bank.
WA DSCR / LTV:     1.65x  /  68.87% at the Cut-off Date (53.53% at Maturity).
CALL PROTECTION:   100% of the mortgages are protected by Lockout, Yield
                   Maintenance, and/or Prepayment Premiums to the extent
                   described herein.
SERVICER:          The Chase Manhattan Bank.
SPECIAL SERVICER:  CRIIMI MAE Services Limited Partnership.
UNDERWRITER:       Chase Securities Inc.

                             CHASE SECURITIES INC.
                                  Greg Murphy
                                 (212) 834-3813

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITER LISTED ABOVE AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE DESCRIPTIONS OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.
-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                               Table of Contents

                                                                        PAGE

      I  SUBORDINATION LEVELS                                              1

     II  TRANSACTION SUMMARY                                               2

    III  CERTIFICATE STRUCTURE SUMMARY                                   3-5

     IV  MORTGAGE LOAN/COLLATERAL SUMMARY                                6-9

      V  TEN LARGEST LOANS                                             10-11

     VI  PREPAYMENT PREMIUMS & YIELD MAINTENANCE                       12-15

    VII  INDIVIDUAL MORTGAGE LOAN INFORMATION                          16-18

   VIII  GEOGRAPHIC OVERVIEW MAP                                          19

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             1
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                              SUBORDINATION LEVELS

  Initial     Initial    Initial
  Credit        WA         WA
Support(1)    DSCR(1)    LTV(1)

                                       ---------------------------------------
                                         Class A-1                 Class X
   27.0%       2.26x      50.3%          $132.6MM(1)              $817.1MM
                                          AAA/Aaa(2)             (notional)
                                       -------------  -------     AAAr/Aaa

                                       --------------------
                                            Class A-2
   27.0%       2.26x      50.3%             $463.7MM(1)
                                             AAA/Aaa(2)
                                       --------------------

                                       --------------------  ------------- ---
                                             Class P
   27.0%       2.26x      50.3%              $0.7MM(1)              n/a
                                             AAAr/Aaa(2)
                                       --------------------  ------------- ---

                                       --------------------
                                             Class B
   23.0%       2.14x      53.1%              $32.7MM(1)
                                              AA/Aa2(2)
                                       --------------------

                                       --------------------
                                              Class C
   17.0%       1.99x      57.2%              $49.1MM(1)
                                              A/A2(2)
                                       --------------------

                                       --------------------
                                              Class D
   11.5%       1.86x      61.0%              $45.0MM(1)
                                            BBB/Baa2(2)
                                       --------------------

                                       --------------------
                                              Class E
   10.0%       1.83x      62.0%              $12.3MM(1)
                                            BBB-/Baa3(2)
                                       --------------------

                                       --------------------
                                           Non-Offered
     -         1.65x      68.9%            Certificates
                                             $81.8MM(1)
                                         (not offered by
                                          the Prospectus)
                                       --------------------  -----------------

(1)-All percentages, ratios and class sizes are approximate.
(2)-S&P/Moody's

                             CHASE SECURITIES INC.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITER LISTED ABOVE, AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE DESCRIPTIONS OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.
-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              2
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                              TRANSACTION SUMMARY


DEPOSITOR:                     Chase Commercial Mortgage Securities Corp.

OFFERED CERTIFICATES:          Class A-1 and Class A-2 (together the "Class A
                               Certificates"), Class P, Class X, Class B, Class
                               C, Class D, Class E.

LOAN SELLER:                   The Chase Manhattan Bank.

RATING AGENCIES:               Standard & Poor's Ratings Services ("S&P") /
                               Moody's Investors Service ("Moody's").

LEGAL STRUCTURE:               Sequential pay REMIC classes rated AAA through
                               BBB- offered.

CUT-OFF DATE:                  May 1, 1998 (or with respect to 18 Mortgage
                               Loans, May 10, 1998).

CLOSING DATE:                  On or about May 15, 1998.

DISTRIBUTION DATE:             Monthly on the 18th or the next business day.
                               The first Distribution Date will occur on June
                               18, 1998.

DELAY DAYS:                    17.

SERVICER:                      The Chase Manhattan Bank.

SPECIAL SERVICER:              CRIIMI MAE Services Limited Partnership.

TRUSTEE:                       State Street Bank and Trust Company.

ERISA: Classes A-1, A-2, P and X may qualify for certain exemptions from the plan asset rules of ERISA.

SMMEA ELIGIBILITY:             The Class A-1, A-2, P, X, and B Certificates are
                               SMMEA eligible, for so long as the Mortgage
                               Loans are secured by liens on real property.

OPTIONAL TERMINATION:          1% Clean-Up Call.

CERTIFICATE REGISTRATION:      Holders of Offered Certificates may hold their
                               certificates through the DTC in the United
                               States and Cedel Bank, S.A and the Euroclear system in Europe.

PRICING SPEED:                 0% CPR (assuming the Anticipated Repayment Date
                               ("ARD") Loan prepays on its Anticipated
                               Repayment Date).

UNDERWRITER:                   Chase Securities Inc.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             3
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                         CERTIFICATE STRUCTURE SUMMARY

CLASS P CERTIFICATES:      Mortgage Loans that have a Net Mortgage Rate below
                           the highest Pass-Through Rate are referred to as Discount Mortgage Loans. Class P Certificateholders will generally be entitled to receive principal payments in an amount equal to the principal payments from Discount Mortgage Loans according to the Class P Principal Distribution Amount. Class P
                           Certificateholders are not entitled to distributions of interest.

                           See pages S-38 and S-74 of the preliminary
                           Prospectus Supplement.


PREPAYMENT PREMIUMS        100% of the Mortgage Loans generally have some form
AND CHARGES:               of protection against voluntary prepayment during
                           their terms. 46.16% are locked out until within one month of their respective maturity dates (or, with respect to the ARD Loan, the Anticipated Repayment
                           Date). The remaining 53.84% have varying periods of Lockout, Yield Maintenance and/or Prepayment
                           Premiums until a specified period of time (generally between three and 12 months) immediately prior to their respective maturity dates during which there are no restrictions on voluntary prepayment.

                           See page S-47 of the preliminary Prospectus
                           Supplement.


DEFEASANCE:                The terms of 46.16% of the Mortgage Loans grant the
                           related borrower the option at any time after the greater of a specified period, which is generally the greater of three years after origination or two years from the Closing Date, to obtain the release of the lien of the Mortgage on the related Mortgaged
                           Property by substituting for such Mortgaged
                           Property, as collateral for the related Mortgage
                           Note, U.S. Treasury securities which provide for payments on or prior to each Due Date and the maturity date or Anticipated Repayment Date, as the case may be, of amounts at least equal to the amounts which would have been payable on each such date under the terms of the related Mortgage Loan.

                           See page S-52 of the preliminary Prospectus
                           Supplement.


REPRESENTATIONS AND        The Mortgage Loan Seller will make certain
WARRANTIES:                representations and warranties with respect to each
                           Mortgage Loan.

                           See page S-63 of the preliminary Prospectus
                           Supplement.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                           4
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                   CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

DISTRIBUTION OF            The Available Distribution Amount will be applied as
PRINCIPAL AND              follows: (first) pro rata, accrued and unpaid
INTEREST:                  interest to the Class A-1, A-2 and Class X
                           Certificates; (second) pro rata, (i) principal to the Class P Certificates, in amount equal to the Class P Principal Distribution Amount until the
                           Certificate Balance of such Class is reduced to zero, (ii) principal to the Class A Certificates in reduction of their Certificate Balances an amount equal to the Principal Distribution Amount less the Class P Principal Distribution Amount: first to the
                           Class A-1 Certificates, then to the Class A-2
                           Certificates in each case until their respective principal balances have been reduced to zero
                           (provided that the Class B Certificates remain outstanding, otherwise, pro rata); (third) pro rata, Collateral Support Deficit payments to the Class P,
                           Class A-1 and Class A-2 Certificates, until all unreimbursed amounts thereof allocated to such certificates have been reimbursed in full; (fourth) accrued and unpaid interest to the Class B
                           Certificates; (fifth) principal to the Class B
                           Certificates until the Class B Certificate Balance has been reduced to zero; (sixth) pro rata, Collateral Support Deficit to the Class B
                           Certificates, until all unreimbursed amounts thereof allocated to such certificates have been reimbursed in full; and (seventh) distributions of interest and then principal sequentially to the Class C through J
                           Certificates in the same manner as the Class B
                           Certificates described above.

                           See page S-70 of the preliminary Prospectus
                           Supplement.

ALLOCATION OF LOSSES:      Losses from any Mortgage Loan will generally be
                           allocated in reverse alphabetical order starting with Class J. Any losses allocable to the Class A-1, A-2 and P Certificates will be allocated pro rata.

                           See page S-77 of the preliminary Prospectus
                           Supplement.

SERVICER ADVANCING:        The Servicer will be required to make (i) P & I
                           Advances (excluding principal Balloon Payments and any excess interest from ARD Loans) and (ii)
                           Servicing Advances through liquidation of a Mortgage
                           Loan, unless such Advances are determined by the Servicer to be Nonrecoverable Advances, and, in the case of P & I Advances, subject to the effect of any Appraisal Reductions that may occur.

                           See page S-81 of the preliminary Prospectus
                           Supplement.

APPRAISAL REDUCTIONS:      An appraisal will be obtained by the Special
                           Servicer if a Mortgage Loan becomes 120 days delinquent, or upon the occurrence of certain other events. An Appraisal Reduction may result, which would have the effect of reducing the amount of P &
                           I Advances made by the Servicer and the voting rights of the most subordinate Class of Certificates then outstanding.

                           See page S-82 of the preliminary Prospectus
                           Supplement.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                           5
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                   CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

REPORTS TO                 On each Distribution Date, the Paying Agent will
CERTIFICATEHOLDERS:        furnish to each holder of a Certificate, the
                           Trustee, the Underwriter, the Special Servicer and a certain financial market publisher (which is anticipated to initially be Bloomberg, L.P.), if any, a statement setting forth, among other things:
                           (i) distributions of principal, interest and prepayment premiums on each Class of Certificates;
                           (ii) the amount of P & I Advances, (iii) outstanding
                           Mortgage Loan and Certificate Balances; (iv) delinquency and prepayment data; and (v) the amount of any Appraisal Reductions.

                           The Servicer will provide quarterly to a financial market publisher, which is initially anticipated to be Bloomberg, L.P., with certain current information with respect to the Mortgaged Properties, including current and original net operating income, debt service coverage ratios based upon borrowers' annual operating statements and occupancy rates, to the extent the Servicer has received such information from the borrowers pursuant to the related Mortgage Loan documents. Certificateholders may, at their own expense, obtain the same information from the Servicer by request.

                           See page S-84 of the preliminary Prospectus
                           Supplement.


SPECIAL SERVICER           When a Mortgage Loan is more than 60 days
RESPONSIBILITIES:          delinquent, or upon the occurrence of certain other
                           events, the Servicer will transfer its servicing responsibilities to the Special Servicer. Material loan extensions and modifications will be carried out by the Special Servicer regardless of the occurrence of a servicing transfer event. The
                           Special Servicer has the flexibility to modify
                           Loans, subject to the Servicing Standards set forth in the Pooling and Servicing Agreement and subject to certain other limitations described therein.

                           See page S-88 of the preliminary Prospectus
                           Supplement.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                           6
                        MORTGAGE LOAN/COLLATERAL SUMMARY

MORTGAGE POOL:                 The Mortgage Pool will consist of 56 commercial,
                               21 multifamily and 1 mobile-home community fixed-rate Mortgage Loans with an Initial Pool
                               Balance of approximately $817,861,084. See pages
                               6 through 8 for more information on the Mortgage
                               Loans. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the mortgage pool.

CUT-OFF BALANCE:               $817,861,084.

AVERAGE LOAN SIZE:             $10,485,399.

WA COUPON:                     7.31%.

WA DSC:                        1.65X.

WA LTV AT CUT-OFF:             68.87%.

WA LTV AT MATURITY:            53.53%.

PROPERTY LOCATIONS:            106 properties located in 23 states with the
                               largest concentrations in New York (18.58%), California (15.66%), Texas (14.14%) and
                               Massachusetts (12.47%).

LARGEST LOANS:                 The largest mortgage loan represents
                               approximately 13.87% of the Initial Pool
                               Balance; the three largest Mortgage Loans represent 24.86%; the ten largest Mortgage Loans represent 43.39%.

SPONSOR CONCENTRATIONS:        There are no sponsor concentrations in excess of
                               5% of the Initial Pool Balance.

REMAINING TERMS TO             Approximately 12.41% of the Mortgage Loans have
MATURITY:                      remaining terms to maturity/ARD varying between
                               57-112 months, 27.27% of the Mortgage Loans have remaining terms to maturity/ARD varying between 113-116 months, 47.37% of the Mortgage Loans have remaining terms to maturity/ARD varying between 117-120 months, 2.86% of the Mortgage Loans have remaining terms to maturity/ARD varying between 121-180 months, and the remaining 10.10% of the Mortgage Loans have remaining terms to maturity/ARD varying between 181-299 months.

WA REMAINING                   Approximately 130 months.
LOAN MATURITY:

BALLOON PAYMENTS:              Approximately 93.67% of the Mortgage Loans
                               require balloon payments at maturity or on the Anticipated Repayment Date; the remaining
                               6.33% of the Mortgage Loans are fully amortizing.

INTEREST ACCRUAL PERIOD:       Approximately 49.26% of the Mortgage Loans
                               accrue interest on an actual/360 basis; the remaining 50.74% of the Mortgage Loans accrue interest on a 30/360 basis.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             7
                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


                                TYPE OF MORTGAGED PROPERTIES
                                ----------------------------

       PROPERTY                 NUMBER OF          AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
         TYPE                  PROPERTIES                 BALANCE                POOL BALANCE
---------------------------------------------------------------------------------------------------
Anchored Retail                    21                   $198,757,438                24.30%
Office                             12                    174,024,190                21.28
Hotel                              12                    156,514,567                19.14
Multifamily                        24                    144,538,757                17.67
Credit Lease                       23                     59,957,322                 7.33
Mixed Use                           2                     36,882,443                 4.51
Unanchored Retail                   4                     17,763,796                 2.17
Single Tenant Retail                5                     15,166,285                 1.85
Industrial                          2                     11,958,171                 1.46
Mobile Home                         1                      2,298,115                 0.28
---------------------------------------------------------------------------------------------------
TOTAL                              106                  $817,861,084                  100%

                                   MORTGAGE PROPERTIES BY STATE
                                   ----------------------------

                                NUMBER OF          AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
         STATE                 PROPERTIES                 BALANCE                POOL BALANCE
---------------------------------------------------------------------------------------------------
New York                           8                    $151,951,118                18.58%
California                         18                    128,048,578                15.66
Texas                              24                    115,654,761                14.14
Massachusetts                      10                    102,006,302                12.47
Ohio                               5                      63,693,910                 7.79
New Jersey                         3                      36,787,081                 4.50
Pennsylvania                       4                      25,096,552                 3.07
Illinois                           3                      24,450,893                 2.99
Georgia                            4                      24,185,692                 2.96
14 Other States                    27                    145,986,197                17.84
---------------------------------------------------------------------------------------------------
TOTAL                             106                   $817,861,084                  100%

                          RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
                          ----------------------------------------------

       RANGE OF                 NUMBER OF          AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
    MORTGAGE RATES         LOANS / PROPERTIES             BALANCE                POOL BALANCE
---------------------------------------------------------------------------------------------------
   6.430% to 6.749%              1 / 1                   $60,000,000                 7.34%
   6.750% to 6.999%              8 / 16                  201,465,985                24.63
   7.000% to 7.249%             29 / 49                  247,727,915                30.29
   7.250% to 7.499%             15 / 15                   97,344,790                11.90
   7.500% to 7.999%             11 / 11                  109,711,103                13.41
   8.000% to 8.499%              9 / 9                    42,685,620                 5.22
   8.500% to 9.500%              5 / 5                    58,925,671                 7.20
---------------------------------------------------------------------------------------------------
         TOTAL                  78 / 106                $817,861,084                  100%

      THE WEIGHTED AVERAGE MORTGAGE RATE AS OF THE CUT-OFF DATE IS 7.31%.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------

                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)
                                                                              8

                                     RANGE OF CUT-OFF DATE BALANCES
                                     ------------------------------

          RANGE OF                     NUMBER                AGGREGATE            PERCENTAGE OF
        CUT-OFF DATE                 OF LOANS/             CUT-OFF DATE            INITIAL POOL
          BALANCES                   PROPERTIES               BALANCE                 BALANCE
---------------------------------------------------------------------------------------------------
$  887,919  to $  4,000,000           20 / 21               $51,322,083              6.28%
 4,000,001  to    8,000,000           28 / 28               176,042,299             21.52
 8,000,001  to   12,000,000           11 / 20               111,001,726             13.57
12,000,001  to   18,000,000           10 / 17               142,342,674             17.40
18,000,001  to   30,000,000            7 / 10               163,721,244             20.02
30,000,001  to   60,000,000            1 / 1                 60,000,000              7.34
60,000,001  to  113,431,059            1 / 9                113,431,059             13.87
---------------------------------------------------------------------------------------------------
            TOTAL                    78 / 106              $817,861,084               100%

                            THE AVERAGE CUT-OFF DATE BALANCE IS $10,485,399.

                   RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
                   ------------------------------------------------------------

       RANGE OF              NUMBER OF LOANS/       AGGREGATE CUT-OFF DATE       PERCENTAGE OF
        DSCR'S                  PROPERTIES                 BALANCE           INITIAL POOL BALANCE
---------------------------------------------------------------------------------------------------
 1.0000x to 1.1999x*              9 / 25                  $66,840,593                8.17%
 1.2000x to 1.2999x              11 / 11                  109,226,204               13.36
 1.3000x to 1.3999x              27 / 31                  210,513,603               25.74
 1.4000x to 1.4999x              18 / 18                  131,580,282               16.09
 1.5000x to 1.9999x              10 / 10                  120,773,740               14.77
 2.0000x to 2.9450x               3 / 11                  178,926,661               21.88
---------------------------------------------------------------------------------------------------
         TOTAL                  78 / 106                 $817,861,084                 100%

* 7 of such Mortgage Loans are Credit Lease loans.

                    THE WEIGHTED AVERAGE DSCR AS OF THE CUT-OFF DATE IS 1.65X.

                            RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE
                            ------------------------------------------

       RANGE OF              NUMBER OF LOANS/       AGGREGATE CUT-OFF DATE       PERCENTAGE OF
      LTV RATIOS                PROPERTIES                 BALANCE           INITIAL POOL BALANCE
---------------------------------------------------------------------------------------------------
   47.90% to 49.99%               1 / 9                  $113,431,059               13.87%
   50.00% to 59.99%               5 / 5                    72,792,496                8.90
   60.00% to 69.99%              13 / 13                  151,836,870               18.57
   70.00% to 73.33%              12 / 12                  128,982,218               15.77
   73.34% to 76.66%              26 / 27                  185,312,820               22.66
   76.67% to 79.99%              14 / 17                  105,548,298               12.91
   80.00% to 99.48%               7 / 23                   59,957,322                7.33
---------------------------------------------------------------------------------------------------
         TOTAL                  78 / 106                 $817,861,084                 100%

           THE WEIGHTED AVERAGE LTV AS OF THE CUT-OFF DATE IS 68.87%.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                              9
                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


                     RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY DATES
                     ----------------------------------------------------------

   RANGE OF MATURITY          NUMBER OF LOANS/        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
       LTV RATIOS                PROPERTIES                   BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
     0.00% to 39.99%              10 / 19                   $178,079,632                 21.77%
    40.00% to 49.99%               4 / 20                     43,858,812                  5.36
    50.00% to 59.99%              14 / 14                    141,202,818                 17.26
    60.00% to 63.33%              11 / 11                    159,558,798                 19.51
    63.34% to 66.66%              20 / 20                    122,591,239                 14.99
    66.67% to 69.99%              12 / 15                    135,041,453                 16.51
    70.00% to 73.04%               7 / 7                      37,528,333                  4.59
--------------------------------------------------------------------------------------------------------
         TOTAL                    78 / 106                  $817,861,084                   100%

          THE WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE IS 53.53%.


                                 RANGE OF REMAINING TERM IN MONTHS*
                                 ----------------------------------

   RANGE OF REMAINING     NUMBER OF MORTGAGE LOANS    AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
      TERMS (MOS.)              / PROPERTIES                  BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
         57 to 72                  1 / 1                      $7,730,831                  0.95%
        73 to 108                  4 / 4                      41,013,128                  5.01
       109 to 112                  8 / 8                      52,749,874                  6.45
       113 to 116                 13 / 21                    222,994,375                 27.27
       117 to 120                 39 / 42                    387,382,342                 47.37
       121 to 180                  2 / 2                      23,385,846                  2.86
       181 to 299                 11 / 28                     82,604,688                 10.10
--------------------------------------------------------------------------------------------------------
         TOTAL                    78 / 106                  $817,861,084                   100%

 * Calculated with respect to the Anticipated Repayment Date for the ARD Loan.

               THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY AS
                      OF THE CUT-OFF DATE IS 130 MONTHS.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             10

                                                        TEN LARGEST MORTGAGE LOANS

                                                                                          WEIGHTED AVERAGES
                                                                  -----------------------------------------------------------------
                                   AGGREGATE      PERCENTAGE OF                    STATED                  CUT-OFF    LTV RATIO AT
                                  CUT-OFF DATE    INITIAL POOL     MORTGAGE      REMAINING                DATE LTV      MATURITY*
PROPERTY NAME                       BALANCE          BALANCE         RATE       TERM (MO.)*      DSCR       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Embassy Suites                     $113,431,059        13.87%        6.99%          116          2.40x      47.90%        38.59%
330 Madison Avenue                   60,000,000        7.34          6.52           120          2.90       60.00         60.00
Franklin Village Shopping Center     29,889,497        3.65          7.60           115          1.23       76.64         67.03
G & K Portfolio I                    27,000,000        3.30          7.14           120          1.31       78.15         68.55
Hamptons Apartments                  25,978,049        3.18          6.85           119          1.77       72.56         62.22
55 West 47th Street                  22,969,516        2.81          7.36           118          1.46       57.42         50.73
740-744 Broadway                     21,000,000        2.57          6.94           120          1.95       58.17         50.77
Ingram Festival Shopping Center      18,798,584        2.30          7.74           114          1.25       79.66         69.92
Waterfront I & II                    18,085,597        2.21          7.15           120          1.26       71.91         63.03
Delco Plaza                          17,700,000        2.16          6.83           120          1.36       73.29         63.77
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE             $354,852,303        43.39%         7.02%         118         2.00x       61.87%        54.28%

* Calculated with respect to the Anticipated Repayment Date for the Embassy Suites Loan.


DESCRIPTION:

Embassy Suites (13.87% of Initial Pool Balance) The Embassy Suites loan is secured by nine Embassy Suites hotels located in seven states (CA, GA, IL, KS, TX, NJ, NC) with a total of 2,173 suites in all. The opening dates of the various hotels range from 1979 - 1990. The principals of the Borrower are FelCor Suites Hotel, Inc. and Promus Hotel Inc., a wholly-owned subsidiary of Promus Hotel Corporation, both of whose stock is listed on the New York Stock Exchange. All of the hotels are operated under the Embassy Suites Flag.

330 Madison Avenue (7.34% of IPB) 330 Madison Avenue is a 41-story, class A-office building built in 1963 which occupies the entire block front on the west side of Madison Avenue between 42nd and 43rd Streets, one block west of Grand Central Terminal in midtown Manhattan, New York. The building contains 771,016 gross rentable square feet, including 55,843 rentable square feet of retail. Major tenants include Citibank, BDO Seidman, Bank Julius Baer, Continental Grain and NY Marine Insurance. 330 Madison Avenue was 97% occupied as of February 2, 1998.

Franklin Village Shopping Center (3.65% of IPB) Franklin Village Shopping Center was built in 1987 and contains 280,301 net rentable square feet consisting of: a two-story community shopping center with ground floor retail space and second floor office space; and a three-story office building. The property is located on the south side of Route 140 in the town of Franklin, MA at the intersection of Routes 140 and I-495. Franklin Village Shopping Center was 99% occupied as of August 14, 1997.

G & K Portfolio I (3.30% of IPB) The G&K Portfolio I consists of four multifamily properties built between 1972 and 1975 and all renovated in 1997. All four of the properties are located in California. The portfolio contains 500 units situated in one- to three-story buildings as follows: South San Francisco, CA (160 units, 97% occupied as of December 31, 1997); Santa Fe Springs, CA (134 units, 93% occupied as of December 31, 1997); Los Angeles, CA (120 units, 94% occupied as of December 31, 1997); and Santa Clara, CA (86 units, 95% occupied as of September 30, 1997).

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             11
                     TEN LARGEST MORTGAGE LOANS (CONTINUED)


Hamptons Apartments (3.18% of IPB) Hampton Apartments is a 634-unit multifamily complex consisting of five buildings, tennis court, fitness facility, clubhouse, indoor and outdoor swimming pool, covered parking, and laundry facilities. The property is situated on a 19.83 acre site in Beachwood, Ohio approximately 12 miles east of Cleveland. The property was originally constructed in 1969 and has undergone extensive periodic remodeling, with the most recent renovations taking place from 1996 to 1998. Hampton Apartments was 92% occupied as of December 31, 1997.

55 West 47th Street (2.81% of IPB) 55 West 47th Street is a 13-story (including basement and mezzanine) office/showroom building located on West 47th Street between Fifth and Sixth Avenues in midtown Manhattan, New York. The building contains 93,138 net rentable square feet and is comprised of a 3-level retail "Diamond Exchange" (23,573 net rentable square feet), office space (58,772 net rentable square feet) and 12 residential apartments. The property was originally constructed in 1963 for mixed use retail, office and residential and was renovated in 1988. 55 West 47th Street was 97% occupied as of December 1, 1997.

740-744 Broadway (2.57% of IPB) 740-744 Broadway is an office complex consisting of four buildings, all of which are physically contiguous and operates as a single economic entity. The four buildings combined contain 313,073 of net rentable square feet which includes 1,000 net rentable square feet of basement storage space, 6,132 net rentable square feet of below-grade retail space, 61,800 net rentable square feet of ground floor retail space and 244,141 net rentable square feet of office and loft space on the upper levels. The property has frontage on Astor Place and Lafayette Street in downtown Manhattan, New York. The largest tenant is Barnes & Noble with 32,000sf or 10.2% of the building. The building was originally constructed in the early 1900's as industrial lofts and was later renovated for office use in the late 1970's. 740-744 Broadway was 99.5% occupied as of March 1, 1998.

Ingram Festival Shopping Center (2.30% of IPB) Ingram Festival Shopping Center is a community shopping center situated on a 22.44 acre site in San Antonio, Texas. The property contains 219,544 net rentable square feet in the aggregate, consisting of one building containing 202,579 net rentable square feet and three outparcels containing 16,975 net rentable square feet in total. The property was built in 1995. The property contains 15 tenants including such anchors as Barnes & Noble, Best Buy, J.C. Penney's and Marshalls. Ingram Festival Shopping Center was 95% occupied as of August, 1997.

Waterfront I & II (2.21% of IPB) Waterfront I & II is an office property comprised of two office buildings located in the Old Town section of Alexandria, Virginia. Waterfront I & II are adjacent buildings containing 146,044 net rentable square feet in the aggregate and share a common parking garage. Waterfront I contains 55,989 net rentable square feet, was built in 1972 and later renovated in 1989. Waterfront II contains 90,055 net rentable square feet, was built in 1986 and later renovated in 1997. Waterfront I & II were both 100% occupied as of February 2, 1998.

Delco Plaza (2.16% of IPB) Delco Plaza is a one-story community center containing 141,588 net rentable square feet located in Hicksville, NY. The property was built in 1984 and renovated in 1989. The facility is anchored by Annie Sez, CVS Pharmacy, Ethan Allen and King Kullen. Delco Plaza was 97% occupied as of October 14, 1997.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             12
               PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES


RESTRICTIONS:

100% of the Mortgage Loans generally have protection against voluntary prepayment during their terms. 46.16% are locked out until their respective maturity dates (or, with respect to ARD Loans, the Anticipated Repayment Date). The remaining 53.84% have varying periods of Lockout, Yield Maintenance and/or Prepayment Premiums until a specified period of time (generally between three and twelve months) immediately prior to their respective maturity dates during which there are no restrictions on voluntary prepayment.

ALLOCATION OF PREMIUMS AND CHARGES:

    Prepayment Premiums: 25% of Prepayment Premiums will be allocated on any Distribution Date, to the Class A, B, C, D and E Certificateholders based on principal distributed to such Class on such Distribution Date. Only Classes A, B, C, D and E will receive this distribution. All remaining amounts of Prepayment Premiums will be distributed to Class X. Please see page S-78 of the preliminary Prospectus Supplement for a description of the allocation of Prepayment Premiums.

    Yield Maintenance Charges: Substantially all Yield Maintenance Charges are calculated flat to Treasuries. The fraction of Yield Maintenance Charges distributed to each eligible principal paying bond class (Class A, B, C, D and E Certificates) is defined by:

         (a) The principal distributed to each such class divided by the total principal distributed to all classes of Certificates multiplied by

         (b)  (Bond Coupon - Treasury Rate) / (Mortgage Rate-Treasury Rate),

    where (b) is not to exceed 1.0, and where the Treasury Rate is the appropriate Treasury yield used to calculate the Yield Maintenance Charge.

    This fraction is multiplied by the Yield Maintenance Charge, to determine the amount allocated among the Class A, B, C, D, and E Certificates, whichever are currently receiving principal on the Distribution Date. Class X will receive the remainder of any Yield Maintenance Charges.

    Please see page S-77 of the preliminary Prospectus Supplement for a description of the allocation of Yield Maintenance Charges.


The following table and graph summarizes the amounts and percentages of the Pool Balance which are subject to a Lockout Period, Yield Maintenance Charge or Prepayment Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             13
    PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                   (AMOUNTS EXPRESSED IN MILLIONS OF DOLLARS)

                  IPB Outstanding                              Prepayment Restrictions Applicable to UPB Outstanding
                                                                       on Each Anniversary of the Cut-off Date
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Yield Maintenance     Prepayment      Prepayable Without
          Initial    Amount of     IPB Outstanding       Lockout            Charges           Premiums       Premium or Charge
           Pool         IPB
  Date    Balance     Matured     Amount    % IPB    Amount    % UPB    Amount    % UPB    Amount    % UPB    Amount     % UPB
--------------------------------------------------------------------------------------------------------------------------------
5/10/98    817.9         0.0      817.9      100%     817.9    100.0%      0.0      0.0%     0.0      0.0%        0       0.0%
5/10/99    817.9         8.9      809.0       99%     809.0    100.0%      0.0      0.0%     0.0      0.0%        0       0.0%
5/10/00    817.9        18.5      799.4       98%     760.5     95.1%     36.6      4.6%     2.3      0.3%        0       0.0%
5/10/01    817.9        28.8      789.0       96%     445.8     56.5%    341.0     43.2%     2.3      0.3%        0       0.0%
5/10/02    817.9        40.0      777.9       95%     419.4     53.9%    356.3     45.8%     2.2      0.3%        0       0.0%
5/10/03    817.9        59.3      758.6       93%     389.2     51.3%    367.2     48.4%     2.2      0.3%        0       0.0%
5/10/04    817.9        72.0      745.8       91%     368.2     49.4%    375.5     50.3%     2.2      0.3%        0       0.0%
5/10/05    817.9       109.9      708.0       87%     361.9     51.1%    344.0     48.6%     2.1      0.3%        0       0.0%
5/10/06    817.9       124.3      693.6       85%     343.8     49.6%    347.6     50.1%     2.1      0.3%        0       0.0%
5/10/07    817.9       152.6      665.3       81%     336.7     50.6%    278.5     41.9%     0.0      0.0%     50.1       7.5%
5/10/08    817.9       739.8       78.1       10%      36.7     47.0%     41.3     53.0%     0.0      0.0%        0       0.0%
5/10/09    817.9       744.4       73.4        9%      35.1     47.9%     38.3     52.1%     0.0      0.0%        0       0.0%
5/10/10    817.9       749.4       68.4        8%      33.5     48.9%     35.0     51.1%     0.0      0.0%        0       0.0%
5/10/11    817.9       754.8       63.1        8%      31.6     50.1%     31.5     49.9%     0.0      0.0%        0       0.0%
5/10/12    817.9       760.5       57.3        7%      29.7     51.8%     27.7     48.2%     0.0      0.0%        0       0.0%
5/10/13    817.9       773.6       44.2        5%      20.2     45.6%     24.1     54.4%     0.0      0.0%        0       0.0%
5/10/14    817.9       778.4       39.4        5%      18.4     46.7%     21.0     53.3%     0.0      0.0%        0       0.0%
5/10/15    817.9       783.6       34.3        4%      16.5     48.2%     17.7     51.8%     0.0      0.0%        0       0.0%
5/10/16    817.9       788.6       29.2        4%      14.5     49.5%     14.8     50.5%     0.0      0.0%        0       0.0%
5/10/17    817.9       791.4       26.4        3%      13.8     52.2%     12.3     46.4%     0.0      0.0%      0.4       1.4%
5/10/18    817.9       811.9        6.0        1%       0.0      0.0%      6.0    100.0%     0.0      0.0%        0       0.0%
5/10/19    817.9       813.0        4.9        1%       0.0      0.0%      4.9    100.0%     0.0      0.0%        0       0.0%
5/10/20    817.9       814.2        3.7        0%       0.0      0.0%      3.7    100.0%     0.0      0.0%        0       0.0%
5/10/21    817.9       815.4        2.4        0%       0.0      0.0%      2.4    100.0%     0.0      0.0%        0       0.0%
5/10/22    817.9       816.8        1.0        0%       0.0      0.0%      0.0      0.0%     0.0      0.0%        1     100.0%
5/10/23    817.9       817.9        0.0        0%       0.0      0.0%      0.0      0.0%     0.0      0.0%        0       0.0%
--------------------------------------------------------------------------------------------------------------------------------

As used above, "IPB" means Initial Pool Balance.
As used above, "UPB" means aggregate unpaid principal balance of all Mortgage Loans.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             14
                  PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]




                                    [CHART]





 * 5/2008 represents the approximate close of the principal window for the Class E Certificates.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             15
            PREPAYMENT RESTRICTIONS IN EFFECT AS OF THE CUT-OFF DATE
            --------------------------------------------------------

 ORIGINAL                               PERCENTAGE
 TERM TO      NUMBER      AGGREGATE         OF        LOCKOUT
MATURITY/      OF       CUT-OFF DATE      INITIAL     PERIOD      YIELD MAINTENANCE CHARGE OR PREPAYMENT
ARD (MOS.)    LOANS        BALANCE      POOL BALANCE  (MOS.)                PREMIUM DESCRIPTION
---------------------------------------------------------------------------------------------------------------
    60           1        $7,730,831        0.95%        56                     Defeasance
    84           3        26,481,474        3.24%      23-35   > of (i) 1% OF UPB or (ii) Yield Maintenance
   120           1         2,340,993        0.29%        23           5%,5%,4%,4%,3%,2% and 1% of UPB
   120           1         8,000,000        0.98%        23    > of (i) 2% OF UPB or (ii) Yield Maintenance
   120          13       319,864,004       39.11%    113-116                    Defeasance
   121           1        18,085,597        2.21%       114                     Defeasance
 120-130        45       329,367,651       40.27%      35-47   > of (i) 1% OF UPB or (ii) Yield Maintenance
   180           2        23,385,846        2.86%      47-71   > of (i) 1% OF UPB or (ii) Yield Maintenance
   216           2        16,226,547        1.98%        95    > of (i) 1% OF UPB or (ii) Yield Maintenance
   240           3        17,894,240        2.19%        59    > of (i) 1% OF UPB or (ii) Yield Maintenance
   240           3        31,869,043        3.90%       239                     Defeasance
   300           1         4,753,127        0.58%        71    > of (i) 1% OF UPB or (ii) Yield Maintenance
   300           2        11,861,733        1.45%       179    > of (i) 1% OF UPB or (ii) Yield Maintenance
             ---------------------------------------
 TOTALS:        78      $817,861,084      100.00%

                         [TABLE RESTUBBED FROM ABOVE]

                  YIELD
               MAINTENANCE               PREPAYMENT
                 CHARGES                  PREMIUMS
 ORIGINAL     -------------              -----------
 TERM TO                                                    FREELY
MATURITY/     BEGIN    END     AND/OR  BEGIN   END       PREPAYABLE
ARD (MOS.)    MONTH    MONTH           MONTH   MONTH   DURING LAST(1)
---------------------------------------------------------------------
    60          N/A      N/A            N/A      N/A       4 mos.
    84         24-36     80             N/A      N/A       4 mos.
   120          N/A      N/A             24      107      13 mos.
   120           24      114            N/A      N/A       6 mos.
   120          N/A      N/A            N/A      N/A     1-7 mos.
   121          N/A      N/A            N/A      N/A       7 mos.
 120-130       36-48   113-126          N/A      N/A       4 mos.
   180         48-72     176            N/A      N/A       4 mos.
   216           96      212            N/A      N/A       4 mos.
   240           60    227-236          N/A      N/A    4-13 mos.
   240          N/A      N/A            N/A      N/A       1 mos.
   300           72      287            N/A      N/A      13 mos.
   300          180      288            N/A      N/A      12 mos.

As used above, "Lockout Period", "Begin Month" and "End Month" are measured in monthly payments.

As used above, "N/A" means not applicable.

As used above, "ARD" means Anticipated Repayment Date.

As used above, "UPB" means Unpaid Principal Balance.

(1) Number of months prior to maturity date or Anticipated
    Repayment Date, as applicable.

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             16

                      INDIVIDUAL MORTGAGE LOAN INFORMATION

                                                                                        # of
ID   Deal Name                         City              St.      Property Type         Prop   Occ
-----------------------------------------------------------------------------------------------------
1    1900 Northern Boulevard           Manhasset          NY      Anchored Retail         1    100%
2    299 Broadway                      New York           NY      Office                  1    89%
3    330 Madison Avenue                New York           NY      Office                  1    97%
4    3937 Campus Drive                 Pontiac            MI      Office                  1    100%
5    460 Ward Drive                    Santa Barbara      CA      Office                  1    86%
6    55 West 47th Street               New York           NY      Mixed-Use               1    97%
7    560 Broadway                      New York           NY      Office                  1    100%
8    7 - 11 Audubon Road               Wakefield          MA      Office                  1    100%
9    740- 744 Broadway                 New York           NY      Office                  1    100%
10   801 and 949 East Erie Avenue      Philadelphia       PA      Industrial              1    97%
11   905 East Golf Road                Schaumburg         IL      Anchored Retail         1    100%
12   Alum Rock Plaza                   San Jose           CA      Unanchored Retail       1    100%
13   Baymeadows Festival Shopping Ctr. Jacksonville       FL      Unanchored Retail       1    95%
14   Beachwestern Commons              Fort Worth         TX      Anchored Retail         1    100%
15   Berlin Circle Plaza               Berlin             NJ      Anchored Retail         1    98%
16   Blockbuster & Frazee Paint        Henderson          NV      Single Tenant Retail    2    100%
17   Brazos Park Apartments            Waco               TX      Multifamily             1    92%
18   Builder's Square                  Saginaw            MI      Single Tenant Retail    1    100%
19   Canton Shopping Center            Canton             MI      Anchored Retail         1    99%
20   Centre Structured Trust 10        Multiple        Multiple   Credit Lease            8    100%
21   Centre Structured Trust 3         Multiple        Multiple   Credit Lease            6    100%
22   Centre Structured Trust 6         Multiple        Multiple   Credit Lease            5    100%
23   Cobblestone Grove Apartments      Fairfield          OH      Multifamily             1    90%
24   Columbia Wellness Center          Framingham         MA      Office                  1    100%
25   Coppertree Apartments             Austin             TX      Multifamily             1    95%
26   Cortland Estates                  Cortlandville      NY      Mobile Home             1    94%
27   Delco Plaza                       Hicksville         NY      Anchored Retail         1    97%
28   Depotech Corp. Building           San Diego          CA      Mixed-Use               1    100%
29   Drum Hill Shopping Center         Chelmsford         MA      Anchored Retail         1    100%
30   El Paseo Elegante                 Palm Desert        CA      Unanchored Retail       1    100%

                         [TABLE RESTUBBED FROM ABOVE]

      Cut-Off      % of            Maturity           Cut-Off  Maturity
ID    Balance      Pool  Coupon     Date      DSCR     LTV       LTV
------------------------------------------------------------------------
1     2,920,285    0.4%    7.100%  3/1/05     1.43    58.4%     53.5%
2    12,913,203    1.6%    7.750%  11/1/17    1.40    68.0%     26.0%
3    60,000,000    7.3%    6.520%  5/10/08    2.90    60.0%     60.0%
4     3,195,353    0.4%    7.625%  3/1/08     1.28    74.3%     64.9%
5     3,739,040    0.5%    7.625%  1/1/08     1.28    69.2%     60.5%
6    22,969,516    2.8%    7.360%  3/10/08    1.46    57.4%     50.7%
7    12,150,000    1.5%    7.120%  5/10/08    1.46    75.0%     65.8%
8     6,000,000    0.7%    7.250%  5/1/08     1.43    64.5%     51.2%
9    21,000,000    2.6%    6.945%  5/10/08    1.95    58.2%     50.8%
10    4,494,058    0.5%    7.375%  3/10/08    1.41    72.5%     64.1%
11    7,150,000    0.9%    7.250%  5/10/08    1.38    76.1%     66.9%
12    3,460,000    0.4%    7.250%  5/10/08    1.51    69.5%     56.2%
13    4,811,281    0.6%    7.300%  4/10/08    1.41    75.2%     66.2%
14    6,986,299    0.9%    7.154%  3/1/08     1.33    78.7%     65.6%
15   11,989,769    1.5%    6.800%  4/10/05    1.96    53.3%     48.5%
16    1,195,449    0.1%    7.125%  3/1/18     1.38    74.3%     0.0%
17    3,260,163    0.4%    8.126%  8/1/07     1.33    79.5%     70.5%
18    5,737,367    0.7%    7.750%  3/1/08     1.32    74.5%     60.1%
19    5,088,369    0.6%    7.000%  3/10/08    1.35    75.9%     61.1%
20   13,958,108    1.7%    7.156%  11/1/17    1.00    98.0%     42.6%
21    9,325,484    1.1%    7.156%  11/1/17    1.00    98.6%     42.6%
22    8,585,451    1.0%    7.156%  11/1/17    1.00    99.5%     42.6%
23   11,571,421    1.4%    7.020%  2/1/05     1.33    74.5%     68.2%
24    9,472,919    1.2%    7.750%  1/1/13     1.31    74.6%     57.1%
25    6,257,519    0.8%    8.126%  7/1/07     1.49    71.9%     63.8%
26    2,298,115    0.3%    7.000%  4/10/08    1.54    74.1%     64.8%
27   17,700,000    2.2%    6.830%  5/10/08    1.36    73.3%     63.8%
28   13,912,926    1.7%    7.200%  3/1/13     1.45    55.7%     0.0%
29    9,165,086    1.1%    8.375%  12/1/07    1.32    79.0%     70.1%
30    1,998,440    0.2%    7.250%  4/10/08    1.42    74.0%     65.1%

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             17
                INDIVIDUAL MORTGAGE LOAN INFORMATION (CONTINUED)

                                                                                               # of
ID  Deal Name                             City                   St.       Property Type       Prop   Occ
------------------------------------------------------------------------------------------------------------
31  Embassy Suites                        Multiple             Multiple    Hotel                 9
32  Ensign Apartments                     Olympia                 WA       Multifamily           1    98%
33  Fairview Green Apartments             Santa Ana               CA       Multifamily           1    96%
34  Franklin Village Shopping Center      Franklin                MA       Anchored Retail       1    99%
35  G&K Portfolio I                       Multiple                CA       Multifamily           4     0%
36  Gables Apartments                     College Station         TX       Multifamily           1    95%
37  Great Woods Marketplace               Norton                  MA       Anchored Retail       1    96%
38  Guess? Store, South Beach             Miami Beach             FL       Single Tenant Retail  1    100%
39  H.E. Butt Grocery Store #24           Castle Hills            TX       Credit Lease          1    100%
40  H.E. Butt Grocery Store #34           San Antonio             TX       Credit Lease          1    100%
41  Hamptons Apartments                   Beachwood               OH       Multifamily           1    92%
42  Harbor Court Hotel                    San Francisco           CA       Hotel                 1    87%
43  Harbor Plaza                          Rockland                ME       Anchored Retail       1    97%
44  HD Computer Buildings                 Santa Clara             CA       Office                1    100%
45  Hechingers Home Project Center        Deptford                NJ       Anchored Retail       1    100%
46  Holiday Inn Brookline                 Brookline               MA       Hotel                 1    80%
47  Hollister Business Park               Goleta                  CA       Office                1    100%
48  Hotel Vintage Plaza                   Portland                OR       Hotel                 1    79%
49  Ingram Festival Shopping Center       San Antonio             TX       Anchored Retail       1    95%
50  Livermore Gardens Apartments          Livermore               CA       Multifamily           1    98%
51  MacArthur Park Apartments             Loveland                OH       Multifamily           1    98%
52  North Point at Marsh Creek, Phase III Exton                   PA       Office                1    93%
53  Northshore Plaza                      Las Vegas               NV       Anchored Retail       1    98%
54  Oaks Apartments                       Huntsville              TX       Multifamily           1    84%
55  Paper Moon Apartments                 Huntsville              TX       Multifamily           1    86%
56  Park Roseville                        Roseville               CA       Multifamily           1    97%
57  Pine Tree Mall                        Marinette               WI       Anchored Retail       1    78%
58  Port Richmond Plaza                   Philadelphia            PA       Anchored Retail       1    96%
59  Redstone Apartments                   College Station         TX       Multifamily           1    94%
60  Royal Palm Apartments                 Orlando                 FL       Multifamily           1    89%

                         [TABLE RESTUBBED FROM ABOVE]

                      % of            Maturity           Cut-Off  Maturity
ID   Cut-Off Balance   Pool  Coupon     Date      DSCR     LTV       LTV
----------------------------------------------------------------------------
31    113,431,059     13.9%    6.988%  1/10/08    2.40    47.9%     38.6%
32      1,343,660      0.2%    8.100%  10/1/07    1.39    74.6%     66.0%
33      5,920,000      0.7%    7.143%  5/10/08    1.32    75.0%     70.2%
34     29,889,497      3.7%    7.600%  12/1/07    1.23    76.6%     67.0%
35     27,000,000      3.3%    7.143%  5/10/08    1.31    78.1%     68.6%
36      2,552,670      0.3%    8.126%  7/1/07     1.23    79.8%     70.8%
37      8,387,832      1.0%    7.000%  3/1/08     1.41    76.3%     66.8%
38      3,000,000      0.4%    7.180%  5/10/08    1.36    75.0%     65.9%
39      7,793,299      1.0%    7.000%  1/1/16     1.03    88.6%     0.0%
40      8,433,247      1.0%    7.000%  1/1/16     1.03    88.8%     0.0%
41     25,978,049      3.2%    6.850%  4/10/08    1.77    72.6%     62.2%
42     14,672,480      1.8%    8.750%  8/1/07     1.57    62.7%     52.2%
43      8,000,000      1.0%    7.000%  5/10/08    1.41    75.5%     60.6%
44      5,495,602      0.7%    7.125%  4/10/08    2.02    61.1%     53.6%
45      7,832,404      1.0%    7.625%  3/1/08     1.42    74.6%     60.0%
46     14,531,654      1.8%    9.125%  1/1/07     1.58    66.1%     55.8%
47     15,701,473      1.9%    7.360%  1/1/08     1.35    71.0%     62.8%
48     13,879,373      1.7%    8.750%  8/1/07     1.81    60.3%     50.2%
49     18,798,584      2.3%    7.740%  11/1/07    1.25    79.7%     69.9%
50      5,315,000      0.6%    7.143%  5/10/08    1.31    74.3%     65.2%
51      2,230,000      0.3%    6.880%  5/10/08    1.35    77.6%     67.6%
52      6,271,004      0.8%    7.500%  1/1/08     1.37    62.7%     50.4%
53      7,978,854      1.0%    8.125%  1/1/08     1.42    72.5%     64.1%
54        887,919      0.1%    7.285%  2/1/08     1.23    69.9%     60.6%
55      1,637,545      0.2%    7.490%  11/1/07    1.36    76.2%     66.5%
56      5,195,984      0.6%    7.300%  4/10/08    1.41    73.2%     64.5%
57     11,089,037      1.4%    9.500%  4/1/08     1.22    76.0%     68.6%
58     11,990,497      1.5%    7.174%  4/10/08    1.34    78.9%     69.3%
59      5,244,397      0.6%    8.126%  7/1/07     1.24    79.5%     70.5%
60      4,753,127      0.6%    8.650%  7/1/22     1.28    65.1%      0.0%

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             18

                INDIVIDUAL MORTGAGE LOAN INFORMATION (CONTINUED)


                                                                                            # of
ID  Deal Name                             City                   St.    Property Type       Prop   Occ
---------------------------------------------------------------------------------------------------------
61  Ruffe Snow Village                    North Richland Hills    TX    Anchored Retail       1    89%
62  Rykoff-Sexton                         Norwood                 MA    Industrial            1    100%
63  San Gabriel Square                    Austin                  TX    Multifamily           1    97%
64  Scandia Apartments                    College Station         TX    Multifamily           1    93%
65  Seventh Avenue Shopping Center        North Miami             FL    Anchored Retail       1    100%
66  Sierra Oaks Shopping Center           Granite Bay             CA    Anchored Retail       1    94%
67  Squire Hill Apartments                Branford                CT    Multifamily           1    100%
68  Star Market - Hyde Park               Hyde Park               MA    Credit Lease          1    100%
69  Star Market - Somerville              Somerville              MA    Credit Lease          1    100%
70  Steeplechase Apartments               Centerville             OH    Multifamily           1    91%
71  Tara Shopping Plaza                   Jonesboro               GA    Anchored Retail       1    92%
72  Vineyards                             Broadview Heights       OH    Multifamily           1    91%
73  Vista Plaza Shopping Center           Las Vegas               NV    Anchored Retail       1    96%
74  Wadsworth Plaza                       Philadelphia            PA    Anchored Retail       1    100%
75  Walden Pond Apartments                College Station         TX    Multifamily           1    92%
76  Warm Springs Plaza                    Las Vegas               NV    Unanchored Retail     1    95%
77  Waterfront I & II                     Alexandria              VA    Office                1    100%
78  Wild Harvest Supermarket              Andover                 MA    Single Tenant Retail  1    100%

                         [TABLE RESTUBBED FROM ABOVE]

                       % of           Maturity           Cut-Off  Maturity
ID   Cut-Off Balance   Pool  Coupon     Date      DSCR     LTV       LTV
----------------------------------------------------------------------------
61       5,350,000     0.7%    7.154%  3/1/08     1.34    73.3%     63.3%
62       7,464,112     0.9%    7.255%  1/1/08     1.35    72.5%     57.8%
63       2,040,000     0.2%    7.122%  5/1/08     1.40    78.2%     68.5%
64       3,655,186     0.4%    8.126%  7/1/07     1.16    79.5%     70.5%
65       8,000,000     1.0%    7.375%  5/10/08    1.34    75.5%     66.6%
66       6,583,514     0.8%    6.950%  2/1/08     1.41    75.7%     65.1%
67       2,553,593     0.3%    6.940%  2/1/08     1.43    79.8%     68.7%
68       7,666,425     0.9%    7.625%  4/1/23     1.20    89.1%     0.0%
69       4,195,308     0.5%    7.625%  4/1/23     1.20    89.3%     0.0%
70      12,923,457     1.6%    7.080%  2/1/08     1.31    74.3%     64.2%
71       7,730,831     0.9%    7.000%  2/1/03     1.93    77.3%     73.0%
72      10,990,983     1.3%    7.000%  4/10/08    1.21    70.5%     60.6%
73       3,785,588     0.5%    7.125%  3/1/18     1.36    72.7%     0.0%
74       2,340,993     0.3%    7.400%  12/1/07    1.32    78.0%     68.0%
75       3,228,085     0.4%    8.126%  7/1/07     1.13    75.1%     66.6%
76       7,494,076     0.9%    7.187%  4/10/08    1.45    74.9%     64.8%
77      18,085,597     2.2%    7.150%  5/10/08    1.26    71.9%     63.0%
78       5,233,469     0.6%    7.250%  1/1/08     1.66    68.9%     59.7%

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1998-1
               -------------------------------------------------
                                                                             19
    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                  CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  ------------------------------------------
                       COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 1998-1

                             MAP OF UNITED STATES

   New York                        Florida                        Oregon
 8 properties                   4 properties                    1 property
 $151,951,118                    $20,564,408                    $13,879,373
18.58% of total                2.51% of total                 1.70% of total

     Maine                        Tennessee                     Washington
  1 property                    2 properties                    1 property
  $8,000,000                     $3,070,099                     $1,343,660
0.98% of total                 0.38% of total                 0.16% of total

 Massachusetts                    Louisiana                      Illinois
 10 properties                   1 property                    3 properties
 $102,006,302                    $2,327,921                     $24,450,893
12.47% of total                0.28% of total                 2.99% of total

  Connecticut                      Kansas                        Wisconsin
  1 property                     1 property                     1 property
  $2,553,593                     $10,348,097                    $11,089,037
0.31% of total                 1.27% of total                 1.36% of total

  New Jersey                        Texas                        Michigan
 3 properties                   24 properties                  4 properties
  $36,787,081                   $115,654,761                    $15,642,676
4.50% of total                 14.14% of total                1.91% of total

   Virginia                       Colorado                         Ohio
  1 property                     1 property                    5 properties
  $18,085,597                    $1,478,358                     $63,693,910
2.21% of total                 0.18% of total                 7.79% of total

North Carolina                     Nevada                      Pennsylvania
 3 properties                   5 properties                   4 properties
  $17,149,412                    $20,453,967                    $25,096,552
2.10% of total                 2.50% of total                 3.07% of total

    Georgia                      California
 4 properties                   18 properties
  $24,185,692                   $128,048,578
2.96% of total                 15.66% of total


                     GEOGRAPHIC OVERVIEW OF MORTGAGE POOL

-------------------------------------------------------------------------------
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.